Lease Commitments	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Lease Commitments

NOTE 12 – Lease Commitments

The total rental expense for all operating leases for the years ended December 31, 2012, 2011, and 2010 was $486, $413, and $385, respectively, including amounts paid under short-term cancelable leases.

The following is a schedule of future minimum lease payments for premises & equipment at year end 2012:

2013	$462
2014	392
2015	324
2016	259
2017	184
Thereafter	1,637
Total	$3,258